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                             UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                      ___________________________

                               FORM 8-K
                      ___________________________


                            CURRENT REPORT


        Pursuant to Section 13 or 15(d) of the Securities
                         Exchange Act of 1934


                            April 15, 1998
          Date of Report (Date of earliest event reported)


                            ACCUHEALTH, INC.
        (Exact name of registrant as specified in its charter)


         New York                 0-17292          13-3176233
(State or other jurisdiction   Commission File   (I.R.S Employer
    of incorporation or           Number          Identification
       organization)                                  Number)


          1575 Bronx River Avenue, Bronx, New York 10460
        (Address of Principal Executive Offices) (Zip Code)


                           (718) 518-9511
        (Registrant's telephone number, including area code)


                           Not Applicable
  (Former name or former address, if changed since last report.)

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Item 4. Changes in Registrant's Certifying Accountant

     On April 15, 1998, Accuhealth, Inc. (the "Company") replaced
Ernst & Young LLP ("E&Y") as its independent auditors for fiscal
1997 with Marcum & Kliegman LLP.

     The decision to change auditors was recommended by the audit committee of the Company's Board of Directors and approved by the Board of Directors.

     The audit reports of E&Y on the consolidated financial statements of the Company and its subsidiaries as of and for the years ended March 31, 1997 and 1996 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty of audit scope, or accounting principles, except that E&Y's audit report for fiscal year 1996 was modified with regard to the Company's ability to continue as a going concern.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

          Exhibit 16 - Letter of Ernst & Young LLP

                              SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCUHEALTH, INC



                                          By: /s/ Glenn C. Davis
                                              Chief Executive
                                              Officer, President
                                              and Director
Dated April 17, 1998









                                                      Exhibit 16




April 17, 1998



Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC  20549


Gentlemen:

     We have read Item 4 of Form 8-K dated April 17, 1998, of Accuhealth, Inc. and are in agreement with the statements contained in the first and third paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.




                                 Ernst & Young LLP